EXHIBIT 99.1


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                        Occidental Petroleum Corporation


                                   [OXY LOGO]


                                 Dale Laurance
                                   President
                        Occidental Petroleum Corporation


                                      2004
                           CREDIT SUISSE FIRST BOSTON
                                 ENERGY SUMMIT


                                                                 Vail, Colorado
                                                                February 5, 2004


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                                                                               1

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                               Performance Goals                      [OXY LOGO]


      o  Top Quartile Total Return to Shareholders
      o  Top Quartile Financial Performance
         -  Return on equity
         -  Return on capital employed
      o  Top Quartile Operational Performance
         -  Profits per BOE
         -  Free cash flow per BOE
         -  Finding and development costs per BOE


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                                                                               2

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                           Overall Business Strategy                  [OXY LOGO]


                OIL AND GAS
      o  Focus on large, "legacy" oil
         and gas assets in U.S.,
         Middle East and Latin
         America
                                                      [PHOTO]

                 CHEMICALS
      o  Harvest cash


               BALANCE SHEET
      o  Maintain strong balance
         sheet


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                                                                               3

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                            Oil & Gas Business Model                  [OXY LOGO]



      o  Create value throughout
         the oil & gas business
         cycle                                          [PHOTO]
         -  Exploration
         -  Enhanced recovery
         -  Acquisitions


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                                                                               4

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                                Return on Equity                      [OXY LOGO]


              Oxy's Ranking Within Oil & Gas Industry: 1997-2002*


       [the following is a tabular representation of graphical materials]

   1997          1998          1999          2000          2001          2002
----------    ----------    ----------    ----------    ----------    ----------
      1             1             1             1             1           OXY
      2             2             2           OXY           OXY             2
      3             3             3             3             3             3
      4             4             4             4             4             4
      5             5             5             5             5             5
      6             6             6             6             6             6
      7             7             7             7             7             7
      8             8             8             8             8             8
      9             9             9             9             9             9
     10           OXY           OXY            10            10            10
     11            11            11            11            11            11
    OXY            12            12            12            12            12
     13            13            13            13            13            13


     *Based on rolling three-year averages versus 12 large-cap competitors


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                                                                               5
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                                Return on Equity                      [OXY LOGO]


                               2000-2002 Average
                                  (Percentage)

       [the following is a tabular representation of graphical materials]

STOCK SYMBOL     RETURN ON EQUITY
------------     ----------------
    OXY                22.2
    XOM                20.4
    UCL                18.7
    APA                15.7
    BR                 15.2
    AHC                13.2
    CVX                12.3
    BP                 11.7
    KMG                10.1
    DVN                 8.1
    APC                 7.3
    MRO                 7.1
    COP                 6.5

Income applicable to common shares in 2000-2002 divided by average equity during the year - per SEC filings.


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                           Return on Capital Employed                 [OXY LOGO]


              Oxy's Ranking Within Oil & Gas Industry: 1997-2002*

       [the following is a tabular representation of graphical materials]

   1997          1998          1999          2000          2001          2002
----------    ----------    ----------    ----------    ----------    ----------
      1             1             1             1             1             1
      2             2             2             2             2           OXY
      3             3             3             3           OXY             3
      4             4             4             4             4             4
      5             5             5           OXY             5             5
      6             6             6             6             6             6
      7             7             7             7             7             7
      8             8             8             8             8             8
      9           OXY           OXY             9             9             9
     10            10            10            10            10            10
     11            11            11            11            11            11
     12            12            12            12            12            12
    OXY            13            13            13            13            13


     *Based on rolling three-year averages versus 12 large-cap competitors


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                                                                               7
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                           Return on Capital Employed                 [OXY LOGO]


                               2000-2002 Average
                                  (Percentage)

STOCK SYMBOL     RETURN ON CAPITAL EMPLOYED
------------     --------------------------
    XOM                     17.9
    OXY                     13.7
    APA                     11.0
    UCL                     10.9
    BP                       9.9
    BR                       9.8
    CVX                      9.3
    AHC                      8.3
    KMG                      6.7
    MRO                      5.9
    DVN                      5.5
    APC                      4.9
    COP                      4.7


Total 2000-2002 income before interest expense divided by average capital employed (average debt plys equity); interest is added back after-tax (using 35% statutory rate, not effective rate). See Addendum for GAAP reconciliation.


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                                                                               8
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                        2000-2002 Average Profitability*              [OXY LOGO]


                                     $/BOE

STOCK SYMBOL     PROFITABILITY
------------     -------------
    OXY               9.64
    APA               6.92
    XOM               6.28
    BP                5.80
    COP               5.38
    CVX               5.33
    BR                4.97
    UCL               4.77
    MRO               4.29
    APC               4.18
    KMG               3.76
    AHC               3.64
    DVN               3.18


* Exploration & production income after taxes and before interest and non-recurring impairments - divided by BOE sales.


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                                                                               9
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                           2000-2002 Free Cash Flow*                  [OXY LOGO]


                                     $/BOE

STOCK SYMBOL     FREE CASH FLOW
------------     --------------
    OXY               9.37
    AHC               6.01
    XOM               5.52
    MRO               5.47
    BR                5.30
    APA               5.05
    CVX               4.24
    BP                4.13
    DVN               3.96
    UCL               3.64
    KMG               3.59
    COP               3.16
    APC               0.15


* Exploration and production income after taxes and before interest, plus DD&A, plus exploration expense, less capital (excluding acquisitions) - divided by BOE sales. See Addendum for GAAP reconciliation.


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                             Production Replacement                   [OXY LOGO]


       [the following is a
     tabular representation                            [photo]
     of graphical materials]

YEAR     PRODUCTION REPLACEMENT
----     ----------------------
2001              140%
2002              140%
2003              184%


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                                                                              11
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                           Finding & Development Costs                [OXY LOGO]


                              $/BOE - All Sources


       [the following is a
     tabular representation                            [photo]
     of graphical materials]

YEAR                  FINDING & DEVELOPMENT COSTS
-----------------     ---------------------------
2001                             $4.80
2002                             $4.65
2003                             $4.27
2001-2003 Average                $4.53


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                          Finding & Development Costs*                [OXY LOGO]


                               2000-2002 Average
                                  All Sources
                                    ($/BOE)

       [the following is a tabular representation of graphical materials]

STOCK SYMBOL     FINDING & DEVELOPMENT COSTS
------------     ---------------------------
    OXY                      4.09
    COP                      4.14
    XOM                      4.41
    BP                       4.48
    CVX                      4.56
    APA                      5.66
    BR                       7.05
    KMG                      7.32
    DVN                      7.93
    APC                      7.98
    UCL                      8.14
    MRO                     10.01
    AHC                     12.17


*  COP adjusted for Conoco purchase


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                        2002 Proven Reserves By Country               [OXY LOGO]


                                  Million BOE

       [the following is a tabular representation of graphical materials]

COUNTRY      PROVEN RESERVES
--------     ---------------
US                1,756
Qatar               199
Ecuador             104
Oman                 67
Yemen                57
Colombia             47
Russia               47
Pakistan             34


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                                   Production                         [OXY LOGO]


                                Thousand BOE/Day

                      2002         2003       % Increase
                    --------     --------     ----------
U.S.A.               326,000      345,000          6

Middle East           93,000       94,000         NM

Latin America         48,000       57,000         19

Other                 48,000       51,000          7
                    --------     --------     ----------

Total                515,000      547,000          6


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                               2003 Acquisitions                      [OXY LOGO]


      Permian Basin


      o  Proven reserves
         *  Approximately 103                             [photo]
            million BOE
      o  Purchase price
         *  Approximately
            $3.10/BOE


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                          Latin America - New Projects                [OXY LOGO]


                                [map of Ecuador]


                                    Ecuador
      Oxy Net Production 2003                           25,000 Barrels/Day
      Oxy Net Production 2004 Forecast                  45,000 Barrels/Day


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                           Middle East - New Projects                 [OXY LOGO]


                              [map of Middle East]


                                     Dolphin
      Oxy's Interest.................................................24.5%
      Oxy Net Reserves Estimate.................................300 MM BOE
      Oxy Net Production Estimate...........................65,000 BOE/Day


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                         Oil & Gas Production Forecast                [OXY LOGO]
                                Thosand BOE/Day


       [the following is a tabular representation of graphical materials]

                   2001       2002       2003       2004E      2005E      2006E
                  ------     ------     ------     ------     ------     ------
U.S.                66%        64%        63%        63%        58%        55%
Middle East         18%        18%        17%        17%        22%        26%
Latin America        7%         9%        10%        10%        12%        11%
Other                9%         9%        10%        10%         8%         8%

Total               476        515        547        575*       590*       620*

*  5% Average Annual Growth Rate


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                             Future Growth Projects                   [OXY LOGO]


      o  Exploration
         -  Current plans to drill 30-40 wells in 2004
      o  EOR/Development
         -  Continued application of EOR techniques
            *  Elk Hills
            *  Permian
            *  Qatar
         -  New opportunities in & around core areas
            *  Oman gas project (mid-2004)
      o  Acquisition
         -  Consolidation opportunities in & around core areas


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                                   Chemicals                          [OXY LOGO]


      o  Role of chemicals business

         -  Generates free cash flow

         -  Average annual free cash flow 1993-2002

            x  $260 million/year*

            x  $290 million/2003


*  See Addendum for non-GAAP reconciliation


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                              Non-core Investments                    [OXY LOGO]


                                                                      $ Millions
                                                                        1/28/04
                                                                      ----------
[LYONDELL LOGO]       39.5 million shares (22%)                       $      680

[PREMCOR LOGO]        9.0 million shares (12%)                        $      280
                                                                      ----------
                                                                      $      960

                     Implied Value ($/Oxy Share)   $2.50


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                     Total Debt & Debt/Capitalization Ratio           [OXY LOGO]


                            Total Debt - $ Millions

       [the following is a tabular representation of graphical materials]

YEAR     TOTAL DEBT
----     ----------
2000        6,354
2001        4,890
2002        4,759
2003        4,570


                              Debt/Cap - Percentage

       [the following is a tabular representation of graphical materials]

YEAR     DEBT/CAP
----     --------
2000        57
2001        46
2002        43
2003        37


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                                Interest Expense                      [OXY LOGO]


                                   $ Millions


       [the following is a tabular representation of graphical materials]

YEAR     INTEREST EXPENSE
----     ----------------
2000            546
2001            432
2002            320
2003            272*

*  Excludes $61 million debt repayment fee

     o    Impact of $269 million in pre-tax interest savings
          -    Net improvement of $0.45 per share


                               - Horn Mountain -
                                    [photo]


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                               Dividend Increase                      [OXY LOGO]


      o  2002 Board of Directors Actions

         -  Increased 2003 dividend rate by 4% to $1.04/share

         -  Announced plans to evaluate dividend policy annually


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                           Comparative Total Returns                  [OXY LOGO]


                         3 Years (12/31/00 - 12/31/03)*
                                   (Percent)

       [the following is a tabular representation of graphical materials]

STOCK SYMBOL     TOTAL RETURNS
------------     -------------
     OXY              93.1
     APA              36.4
     MRO              32.4
     COP              19.9
     BP               14.4
     BR               14.1
     CVX              13.7
     UCL               2.6
     XOM               1.6
     DVN              (4.9)
     KMG             (22.6)
     AHC             (22.8)
     APC             (26.8)


*  Data Source:  Bloomberg

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                         Comparative 2003 Total Returns               [OXY LOGO]


                             (21/31/02 - 12/31/03)*
                                   (Percent)


       [the following is a tabular representation of graphical materials]

STOCK SYMBOL     TOTAL RETURNS
------------     -------------
     MRO              61.1
     OXY              53.0
     APA              50.4
     COP              39.8
     CVX              35.3
     BR               31.3
     BP               26.5
     DVN              25.2
     UCL              23.8
     XOM              20.6
     KMG               9.3
     APC               7.5
     AHC              (1.0)


*  Data Source:  Bloomberg


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                              Corporate Governance                    [OXY LOGO]


      o  GovernanceMetrics International (GMI)

         -  Oxy awarded top corporate governance score

            * One of 15 US and 2 Canadian companies out of 1,000 US and 600 international companies to receive a top rating of 10.0

      o  Institutional Shareholder Services (ISS)

         -  Oxy ranks in top 5% of S&P 500 Index Companies


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                                    Summary                           [OXY LOGO]


      o  Disciplined growth
         -  Oil & gas production growth averaging 5% per year
         -  # 1 in profits & free cash flow/BOE
         -  # 1 in return on equity
         -  Top quartile returns on capital employed
         -  Top quartile replacement costs
         -  Competitive dividend

      o  Business strategy successful
         -  Profitable growth
         -  Disciplined investment decisions

      o  Top quartile total returns to shareholders


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                                   [OXY LOGO]


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      Statements in this presentation that contain words such as "will" or
      "expect", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations, and supply/demand considerations, for oil, gas and chemicals; higher-than-expected costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.


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                                    Addendum                          [OXY LOGO]


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


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                       Return on Capital Employed (ROCE)              [OXY LOGO]


        Reconciliation to Generally Accepted Accounting Principles (GAAP)

                                                            Annual Average
                                                               2000-2002
                                                             ($ Millions)
                                                            --------------
     GAAP measure - earnings applicable
       to common stockholders -------------------------     $        1,238
     Interest Expense ---------------------------------                393
     Tax effect of interest expense -------------------               (138)
     Earnings before tax-effected interest expense ----     $        1,493

     GAAP average stockholders' equity ----------------     $        5,575

     Average debt
       GAAP debt
         Notes payable --------------------------------     $           18
         Debt, including current maturities -----------              3,937
       Non-GAAP debt
         Capital lease obligation ---------------------                 26
         Subsidiary preferred stock -------------------                 25
         Gas sale agreements --------------------------                231
         Trust preferred securities -------------------                464
         Non-recourse debt ----------------------------                633
     Average total debt -------------------------------     $        5,334

     Total average capital employed -------------------     $       10,909

     ROCE ---------------------------------------------              13.7%


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o  Return on capital employed (ROCE) is calculated by dividing earnings applicable to common shares, before interest expense, by average capital employed (average debt plus equity); interest is added back after-tax (using a 35% statutory rate, not the effective rate).

o Occidental management considers ROCE a useful measure because it indicates the return on all capital, both debt and equity, employed in the business. Occidental management believes that ROCE is an additional measure of efficiency when used in conjunction with Return on Equity, which measures the return on only the shareholders' equity portion of the total capital employed.

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                          Oil & Gas: Free Cash Flow/BOE               [OXY LOGO]


       Reconciliation to Generally Accepted Accounting Principles (GAAP)


                                                            Annual Average
     Occidental Petroleum consolidated                         2000-2002
     statement of cash flow                                  ($ Millions)
                                                            --------------
     Cash flow from operating activities --------------     $        2,338
     Cash flow from investing activities --------------             (1,797)
     Cash flow from financing activities --------------               (564)
     Change in cash -----------------------------------     $          (23)


                                                            Annual Average
                                                               2000-2002
                                                             ($ Millions)
                                                            --------------
     FAS 69 GAAP Oil & Gas results of operations ------     $        1,761
     Depreciation, Depletion & Amortization -----------                744
     Exploration expense ------------------------------                151
     Capital expenditures (excluding acquisitions) ----               (942)
     Free cash flow from operations -------------------     $        1,714

     Sale volumes (million BOE) -----------------------                183

     Cash flow per BOE --------------------------------     $         9.37


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o  There is no GAAP free cash flow measure comparable to this calculation;
operating cash flow, investing cash flow, financing cash flow, and change in cash calculated in accordance with GAAP are presented above for reference.

o Oxy calculates free cash flow per barrel of oil equivalent (BOE) by taking the exploration and production income after taxes but before interest, adding back the depreciation, depletion & amortization and exploration expense, and subtracting from that amount, total capital expenditures excluding acquisitions. The result is then divided by the BOE sale volumes.

o Occidental management believes that free cash flow per BOE is a useful measure to show the net cash results of the Oil and Gas operation on a per barrel basis. This measure is useful to compare the performance among companies of varying sizes.

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                            Chemicals: Free Cash Flow                 [OXY LOGO]


       Reconciliation to Generally Accepted Accounting Principles (GAAP)


                                                            Annual Average
     Occidental Petroleum consolidated                         2000-2002
     statement of cash flow                                  ($ Millions)
                                                            --------------
     Cash flow from operating activities --------------     $        1,427
     Cash flow from investing activities --------------               (940)
     Cash flow from financing activities --------------               (486)
     Change in cash -----------------------------------     $            1


                                                            Annual Average
                                                               2000-2002
                                                             ($ Millions)
                                                            --------------
     GAAP Chemical segment results,
       excluding Petrochemicals -----------------------     $          268
     Depreciation, Depletion & Amortization -----------                174
     Capital expenditures (excluding acquisitions) ----               (182)
     Free cash flow from operations -------------------     $          260


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o  There is no GAAP free cash flow measure comparable to this calculation;
operating cash flow, investing cash flow, financing cash flow, and change in cash calculated in accordance with GAAP are presented above for reference.

o Oxy calculates free cash flow by taking Chemical segment income, excluding the Petrochemical business results, after state taxes but before interest, adding back the depreciation, depletion & amortization, and subtracting from that amount, total capital expenditures excluding acquisitions. |X| Occidental management believes that free cash flow is a useful measure to show net cash results of the Chemical operations.

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                        Occidental Petroleum Corporation              [OXY LOGO]


                        FASB 69 Part 2 - Costs Incurred
                      For the Year Ended December 31, 2003
                                 (in millions)

                                                     Consolidated Subsidiaries
                                                     -------------------------
                                          United       Latin        Middle       Other                     Other        Total
                                          States      America        East       Eastern       Total      Interests 3  Worldwide
                                        ---------    ---------    ---------    ---------    ---------    ---------    ---------
Property Acquisition Costs
   Proved Properties                          345           --           19           --          364           --          364
   Unproved Properties                          4           --           --           --            4           --            4
                                        ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                              349           --           19           --          368           --          368

Exploration Costs                              27           30           17           24           98           (1)          97

Development Costs                             465           98          516           18        1,097           10        1,107
                                        ---------    ---------    ---------    ---------    ---------    ---------    ---------

Costs Incurred 1 2                            841          128          552           42        1,563            9        1,572
                                        =========    =========    =========    =========    =========    =========    =========

1  Excludes capitalized CO2 costs of $48 million in 2003
2 Excludes asset retirement obligation current year capitalized costs of $12 million in 2003.
3 Includes equity investees' costs in Russia and Yemen, partially offset by minority interest for a Colombian affiliate.


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


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                        Occidental Petroleum Corporation              [OXY LOGO]


    FASB 69 Part 4 - Proved Developed and Undeveloped MBOE Reserves Summary
                      For the Year Ended December 31, 2003


BOE RESERVES
Balance at Dec. 31, 2002                    1,755          158          322           34        2,269           42        2,311
   Revisions of previous estimates             (3)          --            8            1            6            6           12
   Improved recovery                           69            6           21           --           96            6          102
   Extensions & discoveries                    11           11          118            1          141            6          147
   Purchases of proved reserves               107           --           --           --          107           --          107
   Sales of proved reserves                    (8)          --           --           --           (8)          --           (8)
   Current year production                   (125)         (23)         (34)          (8)        (190)         (10)        (200)
                                        ---------    ---------    ---------    ---------    ---------    ---------    ---------
Balance at Dec. 31, 2003                    1,806          152          435           28        2,421           50        2,471
                                        =========    =========    =========    =========    =========    =========    =========


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


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                        Occidental Petroleum Corporation              [OXY LOGO]


        Finding and Development Costs per Barrel and Reserve Replacement
                      For the Year Ended December 31, 2002


FINDING AND DEVELOPMENT COSTS           $    4.57    $    7.53    $    3.76    $   21.00    $    4.47    $    0.50    $    4.27
Calculation:
Costs incurred                                841          128          552           42        1,563            9        1,572
Reserve replacements
   Revisions of previous estimates             (3)          --            8            1            6            6           12
   Improved recovery                           69            6           21           --           96            6          102
   Extensions & discoveries                    11           11          118            1          141            6          147
   Purchases of proved reserves               107           --           --           --          107           --          107
                                        ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                              184           17          147            2          350           18          368
                                        ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                        $    4.57    $    7.53    $    3.76    $   21.00    $    4.47    $    0.50    $    4.27

RESERVE REPLACEMENT                          147%          74%         432%          25%         184%         180%         184%
Calculation:
Reserve replacements                          184           17          147            2          350           18          368
Production                                    125           23           34            8          190           10          200
                                             147%          74%         432%          25%         184%         180%         184%


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